T. Rowe Price Goldman Sachs All Equity Access Fund N-2/A

Exhibit 99.(j)(2)

Amendment to the Global Custody Agreement

This AMENDMENT (this “Amendment”) to the Global Custody Agreement, as amended from time to time, by and between the entities listed on Schedule A thereto (each individually, the “Customer”) and JPMorgan Chase Bank, N.A. (“J.P. Morgan”), dated January 3, 1994 (as amended and supplemented from time to time, the “Agreement”), is entered into by and between each Customer listed on Schedule A hereto and J.P. Morgan, and is effective as of July 17, 2026 (“Amendment Effective Date”).

WHEREAS, the Customer has appointed J.P. Morgan as its global custodian and J.P. Morgan has accepted such appointment pursuant to the terms of the Agreement;

WHEREAS, the Customer and J.P. Morgan desire to amend the Agreement with respect to such Customer as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

NOW, THEREFORE, the parties hereto agree as follows:

1.	Amendment.

a.	Schedule A of the Agreement shall be amended to add Customers as specified in Attachment 1 hereto.

b.	Schedule A of the Agreement shall be deleted in its entirety and replaced with Schedule A attached hereto.

2.	Definitions. Terms defined in the Agreement shall, save to the extent that the context otherwise requires, bear the same respective meanings in this Amendment.

3.	Representations. Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment, and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

4.	Entire Agreement. This Amendment and the Agreement, as amended or supplemented, and any documents referred to in each of them, constitute the whole agreement among the parties relating to their subject matter and supersede and extinguish any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter. If any of the provisions of this Amendment is inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Amendment shall prevail as among the parties. This Amendment may only be amended in writing.

5.	Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one agreement. Each party hereto may enter into this Amendment by executing a counterpart and this Amendment shall not take effect until it has been executed by both parties.

6.	Law and Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to choice of law principles).

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Carl Mehldau
Name: Carl Mehldau
Title: Executive Director

EACH OF THE CUSTOMERS LISTED IN SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: President of the Entities/Portfolios indicated in Part I of Schedule A and President of T. Rowe Price Trust Company, Trustee of the Entities/Portfolios indicated in Part II of Schedule A and Vice President of the Entities/Portfolios indicated in Part III of Schedule A

Attachment 1

LIST OF CUSTOMERS

1.	Add the following Account(s):

●;	T. Rowe Price Goldman Sachs Private Markets Fund

●;	T. Rowe Price Goldman Sachs All Equity Access Fund

●;	T. Rowe Price Spectrum International Equity Fund

Schedule A

LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO

GLOBAL CUSTODY AGREEMENT WITH

THE CHASE MANHATTAN BANK

DATED JANUARY 3, 1994

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940	The Mutual Fund Rider is applicable to all Customers listed under Section I of this Schedule A.

Equity Funds

T. Rowe Price All-Cap Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Balanced Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Capital Appreciation Fund, Inc. on behalf of:
T. Rowe Price Capital Appreciation Fund	Global Proxy Service Rider
T. Rowe Price Capital Appreciation and Income Fund	Global Proxy Service Rider
T. Rowe Price Communications & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Dividend Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Funds, Inc. on behalf of:
T. Rowe Price Institutional Large-Cap Core Growth Fund	Global Proxy Service Rider
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	Global Proxy Service Rider
T. Rowe Price Institutional Small-Cap Stock Fund	Global Proxy Service Rider
T. Rowe Price Large-Cap Growth Fund	Global Proxy Service Rider
T. Rowe Price Large-Cap Value Fund	Global Proxy Service Rider
T. Rowe Price Equity Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Equity Series, Inc. on behalf of:
T. Rowe Price All-Cap Opportunities Portfolio	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Portfolio	Global Proxy Service Rider
T. Rowe Price Equity Income Portfolio	Global Proxy Service Rider
T. Rowe Price Health Sciences Portfolio	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Portfolio	Global Proxy Service Rider
T. Rowe Price Moderate Allocation Portfolio	Global Proxy Service Rider
T. Rowe Price Financial Services Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Allocation Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Funds, Inc. on behalf of:
T. Rowe Price Global Value Equity Fund	Global Proxy Service Rider
T. Rowe Price Institutional Emerging Markets Equity Fund	Global Proxy Service Rider
T. Rowe Price Institutional Frontier Markets Equity Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Global Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Growth Stock Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Health Sciences Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Integrated Equity Funds, Inc. on behalf of:
T. Rowe Price Integrated Global Equity Fund	Global Proxy Service Rider
T. Rowe Price Integrated Large-Cap U.S. Value Equity Fund	Global Proxy Service Rider
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund	Global Proxy Service Rider
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Africa & Middle East Fund	Global Proxy Service Rider
T. Rowe Price Asia Opportunities Fund	Global Proxy Service Rider
T. Rowe Price China Evolution Equity Fund	Global Proxy Service Rider
T. Rowe Price Emerging Europe Fund	Global Proxy Service Rider
T. Rowe Price Emerging Markets Discovery Stock Fund Global Proxy Service Rider
T. Rowe Price Emerging Markets Stock Fund	Global Proxy Service Rider
T. Rowe Price European Stock Fund	Global Proxy Service Rider
T. Rowe Price Global Consumer Fund	Global Proxy Service Rider
T. Rowe Price Global Growth Stock Fund	Global Proxy Service Rider
T. Rowe Price Global Impact Equity Fund	Global Proxy Service Rider
T. Rowe Price Global Industrials Fund	Global Proxy Service Rider
T. Rowe Price Global Stock Fund	Global Proxy Service Rider
T. Rowe Price International Disciplined Equity Fund	Global Proxy Service Rider
T. Rowe Price International Discovery Fund	Global Proxy Service Rider
T. Rowe Price International Stock Fund	Global Proxy Service Rider
T. Rowe Price International Value Equity Fund	Global Proxy Service Rider
T. Rowe Price Japan Fund	Global Proxy Service Rider
T. Rowe Price Latin America Fund	Global Proxy Service Rider
T. Rowe Price New Asia Fund	Global Proxy Service Rider
T. Rowe Price Overseas Stock Fund	Global Proxy Service Rider
T. Rowe Price International Index Fund	Global Proxy Service Rider
T. Rowe Price International Series, Inc. on behalf of:
T. Rowe Price International Stock Portfolio	Global Proxy Service Rider
T. Rowe Price Mid-Cap Growth Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Mid-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Era Fund, Inc.	Global Proxy Service Rider
T. Rowe Price New Horizons Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Assets Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Real Estate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Science & Technology Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Small-Cap Stock Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Small-Cap Value Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Equity Research Fund, Inc.	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Value Fund, Inc.	Global Proxy Service Rider

Income Funds

T. Rowe Price Corporate Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Credit Opportunities Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Fixed Income Series, Inc. on behalf of:
T. Rowe Price Limited-Term Bond Portfolio	Global Proxy Service Rider
T. Rowe Price Floating Rate Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Global Funds, Inc., on behalf of:
T. Rowe Price Institutional Emerging Markets Bond Fund	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price High Yield Fund, Inc., on behalf of:
T. Rowe Price U.S. High Yield Fund	Global Proxy Service Rider
T. Rowe Price Index Trust, Inc., on behalf of
T. Rowe Price U.S. Limited Duration TIPS Index Fund	Global Proxy Service Rider
T. Rowe Price Inflation Protected Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Institutional Income Funds, Inc., on behalf of:
T. Rowe Price Institutional Floating Rate Fund	Global Proxy Service Rider
T. Rowe Price Institutional High Yield Fund	Global Proxy Service Rider
T. Rowe Price Institutional Long Duration Credit Fund	Global Proxy Service Rider
T. Rowe Price International Funds, Inc. on behalf of:
T. Rowe Price Dynamic Credit Fund	Global Proxy Service Rider
T. Rowe Price Dynamic Global Bond Fund	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Fund	Global Proxy Service Rider
T. Rowe Price Emerging Markets Corporate Bond Fund	Global Proxy Service Rider
T. Rowe Price Emerging Markets Local Currency Bond Fund	Global Proxy Service Rider
T. Rowe Price Global High Income Bond Fund	Global Proxy Service Rider
T. Rowe Price International Bond Fund	Global Proxy Service Rider
T. Rowe Price International Bond Fund (USD Hedged)	Global Proxy Service Rider
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price New Income Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Reserve Investment Funds, Inc., on behalf of
T. Rowe Price Transition Fund	Global Proxy Service Rider
T. Rowe Price Short-Term Bond Fund, Inc.	Global Proxy Service Rider
T. Rowe Price Spectrum Funds, Inc. on behalf of:
T. Rowe Price Spectrum Income Fund	Global Proxy Service Rider
T. Rowe Price Spectrum International Equity Fund	Global Proxy Service Rider
T. Rowe Price Spectrum Funds II, Inc. on behalf of:
T. Rowe Price Spectrum Conservative Allocation Fund	Global Proxy Service Rider
T. Rowe Price Spectrum Moderate Allocation Fund	Global Proxy Service Rider
T. Rowe Price Spectrum Moderate Growth Allocation Fund	Global Proxy Service Rider
T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
T. Rowe Price Tax-Efficient Equity Fund	Global Proxy Service Rider
T. Rowe Price Total Return Fund, Inc.	Global Proxy Service Rider

Others

T. Rowe Price Goldman Sachs Private Markets Fund	Global Proxy Service Rider
T. Rowe Price Goldman Sachs All Equity Access Fund	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA	The ERISA Rider is applicable to all Customers under Section II of this Schedule A.

T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Hourly 401(k) Plan	Global Proxy Service Rider

T. Rowe Price Trust Company, as Trustee for the Johnson Matthey Salaried Employee Savings Plan	Global Proxy Service Rider

Common Trust Funds

T. Rowe Price Trust Company, as Trustee for the Alaska Common Trust Fund on behalf of the Underlying Trust:
International Developed and Emerging Equity Index Trust I	Global Proxy Service Rider

T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
Emerging Markets Equity Trust	Global Proxy Service Rider

T. Rowe Price Trust Company, as Trustee for the Institutional Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Capital Appreciation Trust	Global Proxy Service Rider
T. Rowe Price Equity Income Trust	Global Proxy Service Rider
T. Rowe Price Growth Stock Trust	Global Proxy Service Rider
T. Rowe Price New Horizons Trust	Global Proxy Service Rider
T. Rowe Price QM U.S. Enhanced Aggregate Bond Index Trust	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Core Trust	Global Proxy Service Rider

T. Rowe Price Trust Company, as Trustee for the
T. Rowe Price Managed Bond Common Trust Fund	Global Proxy Service Rider

T. Rowe Price Trust Company, as Trustee for the Retirement Hybrid Trust on behalf of the Underlying Trusts:
T. Rowe Price Fixed Income Trust	Global Proxy Service Rider
T. Rowe Price Non-U.S. Equities Trust	Global Proxy Service Rider
T. Rowe Price U.S. Equities Trust	Global Proxy Service Rider

T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Asia Opportunities Trust	Global Proxy Service Rider
T. Rowe Price Blue Chip Growth Trust	Global Proxy Service Rider

Schedule A

CUSTOMER	APPLICABLE RIDERS TO GLOBAL CUSTODY AGREEMENT

T. Rowe Price Trust Company, as Trustee for the Strategic Common Trust Fund on behalf of the Underlying Trusts:
T. Rowe Price Bond Trust I	Global Proxy Service Rider
T. Rowe Price Diversified Mid-Cap Growth Trust	Global Proxy Service Rider
T. Rowe Price Dynamic Credit Trust	Global Proxy Service Rider
T. Rowe Price Dynamic Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Dynamic Global Bond Trust	Global Proxy Service Rider
T. Rowe Price Emerging Markets Bond Trust	Global Proxy Service Rider
T. Rowe Price Emerging Markets Discovery
Stock Trust	Global Proxy Service Rider
T. Rowe Price Floating Rate Trust	Global Proxy Service Rider
T. Rowe Price Global Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price Global Multi-Sector Bond Trust	Global Proxy Service Rider
T. Rowe Price High Yield Trust	Global Proxy Service Rider
T. Rowe Price Integrated U.S. Small-Cap Growth
Equity Trust	Global Proxy Service Rider
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price Intermediate Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price International Bond Trust	Global Proxy Service Rider
T. Rowe Price International Core Equity Trust	Global Proxy Service Rider
T. Rowe Price International Developed and Emerging Equity Index Trust	Global Proxy Service Rider
T. Rowe Price International Equity Index Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity ex-China Trust	Global Proxy Service Rider
T. Rowe Price International Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price International Small-Cap Equity Trust	Global Proxy Service Rider
T. Rowe Price International Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Large-Cap Growth Trust	Global Proxy Service Rider
T. Rowe Price Large-Cap Growth Trust I	Global Proxy Service Rider
T. Rowe Price Real Assets Trust I	Global Proxy Service Rider
T. Rowe Price Retirement Income Bond Trust	Global Proxy Service Rider
T. Rowe Price Short Term Common Trust Fund	Global Proxy Service Rider
T. Rowe Price U.S. 1-5 Year TIPS Index Trust	Global Proxy Service Rider
T. Rowe Price U.S. High Yield Trust	Global Proxy Service Rider
T. Rowe Price U.S. Large-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Limited Duration Inflation Focused Bond Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Growth Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Mid-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Core Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Small-Cap Value Equity Trust	Global Proxy Service Rider
T. Rowe Price U.S. Value Equity Trust	Global Proxy Service Rider
T. Rowe Price Trust Company, as Trustee for the U.S. Small-Cap Stock Trust	Global Proxy Service Rider

Schedule A

III.   OTHER

QM U.S. Large-Cap Growth Equity Strategy Separate Account	Global Proxy Service Rider
T. Rowe Price Associates, Inc. - Special Situations Account	Global Proxy Service Rider
T. Rowe Price Foreign Investment, Inc. – Global Technology Equity Strategy Separate Account	Global Proxy Service Rider
T. Rowe Price Foreign Investment, Inc. – T. Rowe Price Integrated International Equity Account	Global Proxy Service Rider
T. Rowe Price Foreign Investment, Inc. – T. Rowe Price International Select Equity Account	Global Proxy Service Rider
T. Rowe Price Fulcrum Private Equity Growth LP	Global Proxy Service Rider
T. Rowe Price Global Equity Research Market Neutral Strategy Separate Account	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series I	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series II	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series III	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series IV	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series V	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series VI	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series VII	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series VIII	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series IX	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series X	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series XI	Global Proxy Service Rider
T. Rowe Price Growth Equity LLC – Series XII	Global Proxy Service Rider
T. Rowe Price Investment Management, Inc. – Special Situations Account	Global Proxy Service Rider
T. Rowe Price Multi Asset UK Annuity Hedging Portfolio	Global Proxy Service Rider
TRPH Corporation - International Structured Research Equity Account	Global Proxy Service Rider
T. Rowe Price Private Opportunities Fund LP	Global Proxy Service Rider
T. Rowe Price Private Opportunities US Feeder Fund LP	Global Proxy Service Rider
T. Rowe Price Private Opportunities Offshore Fund LP	Global Proxy Service Rider
T. Rowe Price U.S. Select Value Equity Strategy Separate Account	Global Proxy Service Rider
U.S. Mid Cap Structured Research Equity Strategy Separate Account	Global Proxy Service Rider
U.S. Small-Mid Cap Structured Research Equity Strategy Separate Account	Global Proxy Service Rider